SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 3, 2011

OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act      (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On November 3, 2011 Otter Tail Corporation issued a press release concerning consolidated financial results for the third quarter of 2011.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 5.02(b) Departure of Directors or Certain Officers

Director Retirements

John MacFarlane will retire from the Otter Tail Corporation Board of Directors, effective November 8, 2011, as a result of reaching the Board’s mandatory retirement age. Current Board member Nathan Partain has been elected Chairperson effective that same date, consistent with transition plans made over the last year, and will remain in his role as Chair of the Audit Committee. Mr. Partain, 55, is the President and Chief Investment Officer of Duff & Phelps Investment Management Co. and has served as a director of Otter Tail Corporation since 1993.

Item 9.01     Financial Statement and Exhibits

(d)	Exhibits

	99.1	Press Release issued November 3, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: November 4, 2011

	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release, dated November 3, 2011

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